Exhibit 10.2

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double asterisks denote omissions.

SECOND AMENDMENT TO OFFICE LEASE

THIS SECOND AMENDMENT TO OFFICE LEASE (this “Second Amendment”) is dated for reference purposes July 27, 2012, and is by and among FSP-RIC LLC, a Delaware limited liability company (“Landlord”), and DENDREON CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. Landlord’s predecessor and Tenant are parties to that certain Office Lease dated as of February 26, 2011, as amended by that certain First Amendment to Office Lease dated March 8, 2011 (collectively, the “Lease”). All words beginning with a capital letter in this Second Amendment that are defined in the Lease shall have the same meaning in this Second Amendment as in the Lease.

B. The parties have agreed to reduce the Premises by removing Floor 32 from the definition of the Premises.

AMENDMENT

NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and conditions hereinafter contained, the parties hereto agree to amend the Lease as follows:

1. Recitals. The foregoing Recitals are incorporated herein as if fully set forth herein.

2. Effective Date of Second Amendment. For the purposes of this Second Amendment, the “Second Amendment Effective Date” is June 28, 2012. The date Tenant has fully vacated Floor 32, including, but not limited to, the removal of all furniture, fixtures and equipment, and left Floor 32 in “broom clean” condition, but not later than 120 days after the Second Amendment Effective Date, is herein called the “Floor 32 Premises Reduction Date”.

3. Basic Lease Information. Effective on the Floor 32 Premises Reduction Date, the following changes shall be made to Articles 1.1(j), (k), (p), (s) and (t):

(j)	Premises: Floors 33 through 39 of the Building, as further shown on Exhibit B to this Lease (deleting the first page of Exhibit B relating to Floor 32). Tenant shall vacate Floor 32 no later than the Floor 32 Premises Reduction Date in accordance with Section 9 of this Second Amendment.

(k)	Rentable Area of the Premises: The rentable square feet of the Premises shall be reduced by 21,575, which Landlord and Tenant hereby conclusively agree is the Rentable Area of Floor 32. The floor plan of Floor 32 is attached to this Second Amendment as Exhibit A.

(p)	Monthly Base Rent: As set forth in Article 4.1, as amended by Section 4 of this Second Amendment.

(s)	Tenant’s Proportionate Share: Tenant’s Proportionate Share shall be reduced by Two and forty seven - one hundredths Percent (2.47%), which is the ratio of the Rentable Area of Floor 32 (21,575 square feet) to the rentable square footage of the Office Unit (872,026 square feet).

(t)	Parking Spaces: Tenant’s unreserved parking stalls shall be reduced by 13.

4. Monthly Base Rent. The Monthly Base Rent commencing on the Floor 32 Premises Reduction Date shall be reduced by the following amounts:

Period	Annual Base Rent		Monthly Base Rent
Floor 32 Premises Reduction Date to December 31, 2012	$	[**]	$	[**]
January 1, 2013 to December 31, 2013	$	[**]	$	[**]
January 1, 2014 to December 31, 2014	$	[**]	$	[**]
January 1, 2015 to December 31, 2015	$	[**]	$	[**]
January 1, 2016 to December 31, 2016	$	[**]	$	[**]

5. No Holding Over. Tenant acknowledges and agrees that Landlord intends to execute a Lease for Floor 32 and Tenant has no right to hold over its occupancy of Floor 32 after the Floor 32 Premises Reduction Date.

6. Option to Renew the Term. Notwithstanding anything in the Lease or this Second Amendment to the contrary, Tenant’s option to renew the Lease (less Floor 32) under Article 32 of the Lease will remain in full force and effect.

7. Payment. In consideration of Tenant executing this Second Amendment, Landlord shall pay to Tenant $[**] Dollars ($[**]) no later than ten (10) business days after the Second Amendment Effective Date.

8. Condition. This Second Amendment shall be conditioned upon Landlord executing a lease for Floor 32 from a third party within thirty (30) days after the Second Amendment Effective Date. If, by the end of the thirty (30) day period, Landlord has notified Tenant that Landlord has not so executed a lease with a third party, then this Second Amendment shall be null and void ab initio.

9. Delivery of Premises. Tenant agrees to remove all furniture, fixtures and equipment and leave Floor 32 in “broom clean” condition prior to the Floor 32 Premises Reduction Date. Tenant shall, at Tenant’s expense design and construct a stairwell security barrier (the “Barrier”) on Floor 33, which Barrier shall be constructed within thirty (30) days after the Floor 32 Premises Reduction Date. Landlord shall reimburse Tenant for fees incurred in the design of the stairwell security barrier for floor 32.

10. Extent of Modification. Except as set forth in this Second Amendment, the Lease shall remain in full force and effect as originally executed and previously amended.

11. Counterparts. This Second Amendment may be executed in any number of original counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature and notary acknowledgement pages of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature and notary pages are attached to any other counterpart identical thereto except having additional signature and notary pages executed by other parties to this Second Amendment attached thereto. Each party (i) has agreed to permit the use of telecopied signatures in order to expedite the execution of this Second Amendment, (ii) intends to be bound by its respective telecopied signature, (iii) is aware that the other party will rely on the telecopied signature, and (iv) acknowledges such reliance and waives any defenses to the enforcement of this Second Amendment based on the fact that a signature was sent by telecopy. As used herein, the term “telecopied signature” shall include any signature sent via email in portable document format (“pdf”).

[Signatures of the Parties Appear on the Following Page]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment on the days and years set forth below.

LANDLORD:

FSP-RIC LLC, a Delaware limited liability company

By:	Fifth Street Properties, LLC, a Delaware limited
liability company
Its sole member

	By:	CWP Capital Management, LLC, a Delaware limited liability company,
Its Manager

		By:	/s/ Joseph A. Corrente	Dated: 8/16/12
		Name:	Joseph A. Corrente
		Its:	Senior Vice President

TENANT:

DENDREON CORPORATION, a Delaware corporation

By:	/s/ Greg Schiffman			Dated: 8-2-12
Name:	Greg Schiffman
Title:	CFO

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF Los Angeles	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 16th day of August, 2012, before me personally appeared Joseph A. Corrente, to me known to be the Senior Vice President of CWP Capital Management, LLC, to me known to be the Manager of Fifth Street Properties, LLC, to me known to be the sole member of FSP-RIC LLC, the limited liability company that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited liability company, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the day and year first above written.

[stamped]	/s/ LeAnn Erin Holsapple
Notary Public in and for the State of California, residing at Los Angeles
My commission expires: 5-24-15
LeAnn E. Holsapple
[Type or Print Notary Name]

(Use This Space for Notarial Seal Stamp)

STATE OF WASHINGTON	)
	)	ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 2nd day of August, 2012, before me personally appeared Greg Schiffman, to me known to be the CFO of DENDREON CORPORATION, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

[stamped]	/s/ Julia A. Cross
Notary Public in and for the State of Washington, residing at Redmond, WA
My commission expires: 9-8-12
Julia A. Cross
[Type or Print Notary Name]

(Use This Space for Notarial Seal Stamp)

EXHIBIT A

Floor Plan of Floor 32

[See attached one (1) page]

1

EXHIBIT A

Floor Plan of Floor 32

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